                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934*

        Date of Report (Date of earliest event reported): March 10, 2005
                                                          --------------

                         Finlay Fine Jewelry Corporation
             (Exact name of registrant as specified in its charter)

    Delaware                    33-59380                         13-3287757
--------------------------------------------------------------------------------
(State or other               (Commission                      (IRS Employer
jurisdiction of               File Number)                   Identification No.)
incorporation)

       529 Fifth Avenue, New York, New York                    10017
     ----------------------------------------                ----------
     (Address of principal executive offices)                (zip code)

       Registrant's Telephone Number, including Area Code: (212) 808-2800
                                                           --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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*    The Registrant is not subject to the filing requirements of Section 13 or
     15(d) of the Securities Exchange Act of 1934 and is voluntarily filing this
     Current Report on Form 8-K.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2. below)

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement communications pursuant to rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On March 10, 2005, Finlay Enterprises, Inc. ("Finlay Enterprises"), the
parent of Finlay Fine Jewelry Corporation (the "Registrant"), issued a press release to report Finlay Enterprises' financial results for the fourth quarter and fiscal year ended January 29, 2005. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c)       Exhibits.

Exhibit No.    Description
-----------    -----------
99.1          Finlay Enterprises, Inc. press release dated March 10, 2005.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FINLAY FINE JEWELRY
                                          CORPORATION

Dated:  March 11, 2005                    By: /s/ Bruce E. Zurlnick
                                              --------------------------------
                                              Bruce E. Zurlnick
                                              Senior Vice President, Treasurer
                                              and Chief Financial Officer